Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of WSFS Financial Corporation (the “Company”) for the quarter ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Mark A. Turner, President and Chief Executive Officer, and Stephen A. Fowle, Executive Vice President and Chief Financial Officer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark A. Turner	/s/ Stephen A. Fowle
Mark A. Turner President and Chief Executive Officer (Principal Executive Officer)	Stephen A. Fowle Executive Vice President Chief Financial Officer (Principal Financial and Accounting Officer)

Date: November 12, 2013